Exhibit 99.1
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF NEBRASKA

In re:	)	Case No. 10-82436
)
PROFESSIONAL VETERINARY	)
PRODUCTS, LTD, A NEBRASKA	)	CHAPTER 11
CORPORATION,	)
)
Debtor,	)
)
In re:	)	Case No. 10-82438
)
EXACT LOGISTICS, LLC,	)	CHAPTER 11
)
Debtor,	)
)
)
)
In re:	)	Case No. 10-82437
)
PROCONN, LLC,	)	CHAPTER 11
)
Debtor,	)
)
)
)
)
MONTHLY OPERATING REPORT FOR THE PERIOD
8/20/2010 THROUGH 9/30/2010
I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING OPERATING REPORTS, CONSISTING OF 17 PAGES ARE TRUE AND CORRECT.

Date Submitted 10/15/10	/s/ Stephen J. Price
Stephen J. Price

United States Trustee Operating Reports
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF NEBRASKA
CASE NAME: Summary Report for Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC
CASE NO.: 10-82436; 10-82438; 10-82437
Table of Contents
For Period from August 20, 2010 to September 30, 2010

Item	Page
Summary of Cash Receipts and Disbursements For The Consolidated Entities of Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC	1
Summary of Cash Receipts and Disbursements For Professional Veterinary Products, LTD, A Nebraska Corporation	2
Summary of Cash Receipts and Disbursements For ProConn, LLC	3
Summary of Cash Receipts and Disbursements For Exact Logistics, LLC	4
Summary of Significant Items For The Consolidated Entities of Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC	5
Summary of Accounts Recievable Aging For The Consolidated Entities of Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC	6
Summary of Accounts Payable and Accrued Expenses For The Consolidated Entities of Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC	7
Summary of Other Assets For The Consolidated Entities of Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC	8
Fixed Asset Summary For The Consolidated Entities of Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC	9
Summary of Paid Bank Fees Consolidated Entities of Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC	10
Detail Sales and Use Tax Payments for Professional Veterinary Products, LTD	11
Detail Sales and Use Tax Payments for ProConn, LLC	13
Payroll Tax Payment Detail For the Consolidated Entities of Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC	14
Summary of Officer Payments For the Consolidated Entities of Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC	15
Detail Board of Director Payments For the Consolidated Entities of Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC	16

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF NEBRASKA
CASE NAME: Summary Report for Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC
CASE NO.: 10-82436; 10-82438; 10-82437
Summary of Cash Receipts and Disbursements For The Above Noted Consolidated Entities
For Period from August 20, 2010 to September 30, 2010

	Wells Fargo	FNBO	JP Morgan	Fulton Bank	Total

BEGINNING BALANCE (8/20)	$845,196.89	$131,968.59	$58,422.81	$6,063.92	$1,041,652.21

RECEIPTS:
1. Receipts from Operations	15,809,840.48	914,575.87	0.00	0.00	16,724,416.35
2. Receipts from Bulk Sale of Inventory (1)	1,536,411.00	0.00	0.00	0.00	1,536,411.00
3. Receipts from Sale of Intangible Assets	0.00	0.00	0.00	0.00	0.00
4. Other Receipts	0.00	0.00	0.00	0.00	0.00

TOTAL RECEIPTS	17,346,251.48	914,575.87	0.00	0.00	18,260,827.35

TRANSFERS:	(6,651.39)	(350,000.00)	356,651.39	0.00	0.00

DISBURSEMENTS:
3. Line of credit Wells Fargo	8,380,606.26	0.00	0.00	0.00	8,380,606.26

4. Payments to Officers and Directors:
a. Officers	43,984.79	0.00	0.00	0.00	43,984.79
b. Directors	4,600.00	0.00	0.00	0.00	4,600.00

Subtotal — payments to Officers and Directors	48,584.79	0.00	0.00	0.00	48,584.79

5. Taxes — personnel
a. Federal Income Tax	277,982.50	0.00	0.00	0.00	277,982.50
b. FICA withholdings	176,311.21	0.00	0.00	0.00	176,311.21
c. Medicare	46,302.82	0.00	0.00	0.00	46,302.82
d. Federal Unemployment	40.35	0.00	0.00	0.00	40.35
e. State Income Tax	72,974.78	0.00	0.00	0.00	72,974.78
f. State Unemployment	86.26	0.00	0.00	0.00	86.26
g. State Unemployment/Disability	431.99	0.00	0.00	0.00	431.99
h. Local Income Tax	1,387.60	0.00	0.00	0.00	1,387.60

Subtotal — taxes	575,517.51	0.00	0.00	0.00	575,517.51

6. Necessary expenses:
Inventory purchases	622,754.23	0.00	0.00	0.00	622,754.23
Freight and supplies	1,107,143.30	0.00	0.00	0.00	1,107,143.30
Wages, ETO, Commissions, Incentives	929,504.73	0.00	0.00	0.00	929,504.73
Benefits	68,810.48	0.00	363,854.17	0.00	432,664.65
Professional and Trustee Fees	351,139.54	0.00	0.00	0.00	351,139.54
Credit card fees	100,176.80	4,709.39	0.00	0.00	104,886.19
Bayer escrow	350,000.00	0.00	0.00	0.00	350,000.00
Payment of Sales Taxes	298,214.00	112,575.35	0.00	0.00	410,789.35
Building Expenses	82,093.31	0.00	0.00	0.00	82,093.31
Building Lease	22,078.00	0.00	0.00	0.00	22,078.00
Equipment Leases and Expenses	146,219.68	0.00	0.00	0.00	146,219.68
Utilities Expense	50,225.58	0.00	0.00	0.00	50,225.58
Utilities Deposit	113,917.00	0.00	0.00	0.00	113,917.00
Insurance	30,553.35	0.00	0.00	0.00	30,553.35
Real Estate & Personal Property Taxes	0.00	0.00	0.00	0.00	0.00
Accounting and Tax Fees	0.00	0.00	0.00	0.00	0.00
Wells Fargo Escrow	1,381,938.90	0.00	0.00	0.00	1,381,938.90
Bank Fees/Interest	334,334.52	992.77	0.00	0.00	335,327.29
Misc. G&A and Other fees	371,096.09	1,523.90	0.00	313.89	372,933.88

Subtotal — necessary expenses	6,360,199.51	119,801.41	363,854.17	313.89	6,844,168.98

TOTAL DISBURSEMENTS	15,364,908.07	119,801.41	363,854.17	313.89	15,848,877.54

NET CASH FLOW	1,974,692.02	444,774.46	(7,202.78)	(313.89)	2,411,949.81

ENDING BANK BALANCE (9/30)	$2,819,888.91	$576,743.05	$51,220.03	$5,750.03	$3,453,602.02

BANK BALANCES	$2,819,888.91	$576,743.05	$51,220.03	$5,750.03	$3,453,602.02

1.)	Represents inventory sold under a “363 sale process”. The amount shown is gross proceeds received upon that sale. After final inventory counts, it is anticipated that a “refund” will be due to the purchaser of approximately $290,000 sometime in October 2010.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF NEBRASKA
CASE NAME: Professional Veterinary Products, LTD, A Nebraska Corporation
CASE NO.: 10-82436
Summary of Cash Receipts and Disbursements For The Above Noted Entity
For Period from August 20, 2010 to September 30, 2010

	Wells Fargo	FNBO	JP Morgan	Fulton Bank	Total

BEGINNING BALANCE (8/20)	$845,196.89	$131,968.59	$58,422.81	$6,063.92	$1,041,652.21

RECEIPTS:
1. Receipts from Operations	11,053,655.29	914,575.87		0.00	11,968,231.16
2. Receipts from Bulk Sale of Inventory (1)	1,536,411.00				1,536,411.00
3. Receipts from Sale of Intangible Assets					0.00
4. Other Receipts					0.00

TOTAL RECEIPTS	12,590,066.29	914,575.87	0.00	0.00	13,504,642.16

TRANSFERS:	4,725,341.84	(351,890.53)	356,651.39	0.00	4,730,102.70

DISBURSEMENTS:
3. Line of credit Wells Fargo	8,380,606.26				8,380,606.26

4. Payments to Officers and Directors:
a. Officers	43,984.79				43,984.79
b. Directors	4,600.00				4,600.00

Subtotal — payments to Officers and Directors	48,584.79	0.00	0.00	0.00	48,584.79

5. Taxes — personnel
a. Federal Income Tax	277,982.50				277,982.50
b. FICA withholdings	176,311.21				176,311.21
c. Medicare	46,302.82				46,302.82
d. Federal Unemployment	40.35				40.35
e. State Income Tax	72,974.78				72,974.78
f. State Unemployment	86.26				86.26
g. State Unemployment/Disability	431.99				431.99
h. Local Income Tax	1,387.60				1,387.60

Subtotal — taxes	575,517.51	0.00	0.00	0.00	575,517.51

6. Necessary expenses:
Inventory purchases	622,754.23				622,754.23
Freight and supplies	1,107,143.30				1,107,143.30
Wages, ETO, Commissions, Incentives	929,504.73				929,504.73
Benefits	68,810.48		363,854.17		432,664.65
Professional and Trustee Fees	351,139.54				351,139.54
Credit card fees	100,176.80	4,709.39			104,886.19
Bayer escrow	350,000.00				350,000.00
Payment of Sales Taxes	274,022.04	110,684.82			384,706.86
Building Expenses	82,093.31				82,093.31
Building Lease	22,078.00				22,078.00
Equipment Leases and Expenses	146,219.68				146,219.68
Utilities Expense	50,225.58				50,225.58
Utilities Deposit	113,917.00				113,917.00
Insurance	30,553.35				30,553.35
Real Estate & Personal Property Taxes	0.00				0.00
Accounting and Tax Fees	0.00				0.00
Wells Fargo Escrow	1,381,938.90				1,381,938.90
Bank Fees/Interest	334,334.52	992.77			335,327.29
Misc. G&A and Other fees	371,096.09	1,523.90		313.89	372,933.88

Subtotal — necessary expenses	6,336,007.55	117,910.88	363,854.17	313.89	6,818,086.49

TOTAL DISBURSEMENTS	15,340,716.11	117,910.88	363,854.17	313.89	15,822,795.05

NET CASH FLOW	1,974,692.02	444,774.46	(7,202.78)	(313.89)	2,411,949.81

ENDING BANK BALANCE (9/30)	$2,819,888.91	$576,743.05	$51,220.03	$5,750.03	$3,453,602.02

BANK BALANCES	$2,819,888.91	$576,743.05	$51,220.03	$5,750.03	$3,453,602.02

1.)	Represents inventory sold under a “363 sale process”. The amount shown is gross proceeds received upon that sale. After final inventory counts, it is anticipated that a “refund” will be due to the purchaser of approximately $290,000 sometime in October 2010.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF NEBRASKA
CASE NAME: ProConn, LLC
CASE NO.: 10-82437
Summary of Cash Receipts and Disbursements For The Above Noted Entity
For Period from August 20, 2010 to September 30, 2010

	Wells Fargo	FNBO	JP Morgan	Fulton Bank	Total

BEGINNING BALANCE (8/20)	$0.00	$0.00	$0.00	$0.00	$0.00

RECEIPTS:
1. Receipts from Operations	4,742,097.40				4,742,097.40
2. Receipts from Bulk Sale of Inventory					0.00
3. Receipts from Sale of Intangible Assets					0.00
4. Other Receipts					0.00

TOTAL RECEIPTS	4,742,097.40	0.00	0.00	0.00	4,742,097.40

TRANSFERS:	(4,717,905.44)	1,890.53			(4,716,014.91)

DISBURSEMENTS:
3. Line of credit Wells Fargo					0.00

4. Payments to Officers and Directors:
a. Officers					0.00
b. Directors					0.00

Subtotal — payments to Officers and Directors	0.00	0.00	0.00	0.00	0.00

5. Taxes — personnel
a. Federal Income Tax					0.00
b. FICA withholdings					0.00
c. Medicare					0.00
d. Federal Unemployment					0.00
e. State Income Tax					0.00
f. State Unemployment					0.00
g. State Unemployment/Disability					0.00
h. Local Income Tax					0.00

Subtotal — taxes	0.00	0.00	0.00	0.00	0.00

6. Necessary expenses:
Inventory purchases					0.00
Freight and supplies					0.00
Wages, ETO, Commissions, Incentives					0.00
Benefits					0.00
Professional and Trustee Fees					0.00
Credit card fees					0.00
Bayer escrow					0.00
Payment of Sales Taxes	24,191.96	1,890.53			26,082.49
Building Expenses					0.00
Building Lease					0.00
Equipment Leases and Expenses					0.00
Utilities Expense					0.00
Utilities Deposit					0.00
Insurance					0.00
Real Estate & Personal Property Taxes					0.00
Accounting and Tax Fees					0.00
Wells Fargo Escrow					0.00
Bank Fees/Interest					0.00
Misc. G&A and Other fees					0.00

Subtotal — necessary expenses	24,191.96	1,890.53	0.00	0.00	26,082.49

TOTAL DISBURSEMENTS	24,191.96	1,890.53	0.00	0.00	26,082.49

NET CASH FLOW	(0.00)	0.00	0.00	0.00	0.00

ENDING BANK BALANCE (9/30)	$(0.00)	$0.00	$0.00	$0.00	$(0.00)

BANK BALANCES	$0.00	$0.00	$0.00	$0.00	$0.00

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF NEBRASKA
CASE NAME: Exact Logistics, LLC
CASE NO.: 10-82438
Summary of Cash Receipts and Disbursements For The Above Noted Entity
For Period from August 20, 2010 to September 30, 2010

	Wells Fargo	FNBO	JP Morgan	Fulton Bank	Total

BEGINNING BALANCE (8/20)	$0.00	$0.00	$0.00	$0.00	$0.00

RECEIPTS:
1. Receipts from Operations	14,087.79				14,087.79
2. Receipts from Bulk Sale of Inventory					0.00
3. Receipts from Sale of Intangible Assets					0.00
4. Other Receipts					0.00

TOTAL RECEIPTS	14,087.79	0.00	0.00	0.00	14,087.79

TRANSFERS:	(14,087.79)				(14,087.79)

DISBURSEMENTS:
3. Line of credit Wells Fargo					0.00

4. Payments to Officers and Directors:
a. Officers					0.00
b. Directors					0.00

Subtotal — payments to Officers and Directors	0.00	0.00	0.00	0.00	0.00

5. Taxes — personnel
a. Federal Income Tax					0.00
b. FICA withholdings					0.00
c. Medicare					0.00
d. Federal Unemployment					0.00
e. State Income Tax					0.00
f. State Unemployment					0.00
g. State Unemployment/Disability					0.00
h. Local Income Tax					0.00

Subtotal — taxes	0.00	0.00	0.00	0.00	0.00

6. Necessary expenses:
Inventory purchases					0.00
Freight and supplies					0.00
Wages, ETO, Commissions, Incentives					0.00
Benefits					0.00
Professional and Trustee Fees					0.00
Credit card fees					0.00
Bayer escrow					0.00
Payment of Sales Taxes					0.00
Building Expenses					0.00
Building Lease					0.00
Equipment Leases and Expenses					0.00
Utilities Expense					0.00
Utilities Deposit					0.00
Insurance					0.00
Real Estate & Personal Property Taxes					0.00
Accounting and Tax Fees					0.00
Wells Fargo Escrow					0.00
Bank Fees/Interest					0.00
Misc. G&A and Other fees					0.00

Subtotal — necessary expenses	0.00	0.00	0.00	0.00	0.00

TOTAL DISBURSEMENTS	0.00	0.00	0.00	0.00	0.00

NET CASH FLOW	0.00	0.00	0.00	0.00	0.00

ENDING BANK BALANCE (9/30)	$0.00	$0.00	$0.00	$0.00	$0.00

BANK BALANCES	$0.00	$0.00	$0.00	$0.00	$0.00

CASE NAME: Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC
CASE NO.: 10-82436; 10-82438; 10-82437
Summary of Significant Items
For the Period from August 20, 2010 — September 30, 2010
Insurance Coverage

			Policy expiration
Type	Carrier/agent	Amount of coverage	date
Blanket Real & Personal Property	Liberty Mutual Insurance Co.	54,571,731.00	12/20/2010
General Liability:
Each occurrence	Liberty Mutual Insurance Co.	1,000,000.00	12/20/2010
Damage to intended premises	Liberty Mutual Insurance Co.	300,000.00	12/20/2010
Medical expense any one person	Liberty Mutual Insurance Co.	10,000.00	12/20/2010
Personal injury	Liberty Mutual Insurance Co.	1,000,000.00	12/20/2010
General aggregate	Liberty Mutual Insurance Co.	2,000,000.00	12/20/2010
Products	Liberty Mutual Insurance Co.	2,000,000.00	12/20/2010
Automobile	Liberty Mutual Insurance Co.	1,000,000.00	12/20/2010
Umbrella	AIG American Int’l Group	10,000,000.00	12/20/2010
Workers Comp	Liberty Mutual Insurance Co.	500,000.00	12/20/2010
Employee theft	Liberty Mutual Insurance Co.	1,000,000.00	12/20/2010
Forgery or alteration	Liberty Mutual Insurance Co.	500,000.00	12/20/2010
Money inside premises	Liberty Mutual Insurance Co.	5,000.00	12/20/2010

Total		73,886,731.00

Statement of Payments of Secured Creditors

Payee	Description	Amount	Date
Wells Fargo	Line of credit/DIP	8,380,606.26	Various
Wells Fargo	Various	334,334.52	Various

Total		8,714,940.78

Tax Payments

Type	Amount	Date
Personnel related taxes:
a. Federal Income Tax	277,982.50	Various
b. FICA withholdings	176,311.21	Various
c. Medicare	46,302.82	Various
d. Federal Unemployment	40.35	Various
e. State Income Tax	72,974.78	Various
f. State Unemployment	86.26	Various
g. State Unemployment/Disability	431.99	Various
h. Local Income Tax	1,387.60	Various

	575,517.51
Sales & use taxes	410,789.35	Various

Total	986,306.86

Compensation Payments — Officers, Directors

Payee	Amount	Date
Steve Price	29,967.26	Various
Jamie Meadows	14,017.53	Various

Total	43,984.79

Payments to Directors	4,600.00

Payments to Professionals

Payee	Amount	Date
McGrath North (pre-petition payments clearing bank 8-20-10)	98,386.00	8/20/2010
Alliance Management	97,201.04	9/29/2010
Marvin E Jewell	90,000.00	8/30/2010
Baird Holm LLP (pre-petition payments clearing bank 8-20-10)	65,552.50	8/19/2010

Total	351,139.54

CASE NAME: Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC
CASE NO.: 10-82436; 10-82438; 10-82437
Summary Accounts Receivable Aging
As of August 31, 2010 and September 30, 2010

	Current	< 30	> 30	>60	>90	Total
August 20, 2010	9,087,024	5,840,755	1,979,239	205,181	773,938	17,886,137
% of total	50.8%	32.7%	11.1%	1.1%	4.3%	100.0%

September 30, 2010	1,039,687	2,349,487	2,616,446	474,236	761,253	7,241,108
% of total	14.4%	32.4%	36.1%	6.5%	10.5%	100.0%

CASE NAME: Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC
CASE NO.: 10-82436; 10-82438; 10-82437
Summary of Accounts Payable
As of September 30, 2010 (Except Where Noted)

	Pre-petition	Post-petition	Total (1)

Accounts Payable, Trade	23,688,467.52	528,391.08	24,216,858.60
Accounts Payable, Not Vouchered	246,917.32	248,655.41	495,572.73

Total	23,935,384.84	777,046.49	24,712,431.33

Summary of Accrued, Contingent and Unliquidated Liabilities
As of September 30, 2010 (Except Where Noted)

Accrued Social Security	20,137.43
Accrued Medicare Tax	4,709.56
Accrue Wages	363,103.70
Accrued 401(k)Contribution	(10,525.83)
Accrued SERP — Current	242,706.00
Accrued UHC Claims Liability	226,121.00
Accrued Sales Tax-Vertex	7,923.42
Accrued Personal Property	26,920.79
Accrued Real Estate Tax	121,055.02
Accrued Misc Expenses	191.63
Vendor Advances	180,611.75
Accrued Exec Retirement Plan	3,069,110.40

Total	4,252,064.87

(1)	The amounts noted above are estimates as the financial statements have not been closed for the period ending September 30, 2010. Amounts above not reduced for vendor escrow.

CASE NAME: Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC
CASE NO.: 10-82436; 10-82438; 10-82437
Summary of Other Assets
As of August 31, 2010 and September 30, 2010

		Estimated
	Book Value	Book Value
	8/31/2010 (2)	9/30/2010 (1) (2)

AR — Manufacturer’s Income	1,502,405.15	1,502,405.15
Investment in AgriLabs stock	442,200.00	442,200.00
Cash value of life insurance	3,024,099.35	3,024,099.35
Deposits	7,558.50	7,558.50

Total Other Assets	4,976,263.00	4,976,263.00

(1)	The amounts noted above are estimates as the financial statements have not been closed for the period ending September 30, 2010.

(2)	Investment in AgriLabs stock stated at AgriLabs book value/share as of 7/31/10.

CASE NAME: Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC
CASE NO.: 10-82436; 10-82438; 10-82437
Fixed Assets Summary
As of August 31, 2010 and September 30, 2010

	8/31/10			9/30/10 (1) (2)
	PVP	ProConn	Total	PVP	ProConn	Total

Land	1,762,203.35		1,762,203.35	1,762,203.35		1,762,203.35
Buildings	5,217,204.96		5,217,204.96	5,217,204.96		5,217,204.96
Improvements	606,379.08		606,379.08	585,766.72		585,766.72
Equipment/software	10,129,917.95	323,630.21	10,453,548.16	7,358,196.27	306,329.03	7,664,525.30

Fixed Assets	17,715,705.34	323,630.21	18,039,335.55	14,923,371.30	306,329.03	15,229,700.33

Accum. Depreciation	(10,627,946.57)	(227,648.99)	(10,855,595.56)	(8,000,675.38)	(212,228.84)	(8,212,904.22)

Net Fixed Assets, 9-30-10	7,087,758.77	95,981.22	7,183,739.99	6,922,695.92	94,100.20	7,016,796.11

Asset Sales:
Fixed Assets	0.00	0.00	0.00	2,206,283.33	0.00	2,206,283.33
Accum. Depreciation	0.00	0.00	0.00	(2,084,683.16)	0.00	(2,084,683.16)

Net Fixed Assets	0.00	0.00	0.00	121,600.17	0.00	121,600.17

Post Asset Sales:
Fixed Assets	17,715,705.34	323,630.21	18,039,335.55	12,717,087.97	306,329.03	13,023,417.00
Accum. Depreciation	(10,627,946.57)	(227,648.99)	(10,855,595.56)	(5,915,992.22)	(212,228.84)	(6,128,221.06)

Net Fixed Assets	7,087,758.77	95,981.22	7,183,739.99	6,801,095.75	94,100.20	6,895,195.94

(1)	The amounts noted above are estimates as the financial statements have not been closed for the period ending September 30, 2010. Other certain fixed assets have been sold, but sale process and collection has not commenced as of September 30, 2010

(2)	September 2010 appraisal of building and vacant land of $7,675,000.

CASE NAME: Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC
CASE NO.: 10-82436; 10-82438; 10-82437
Summary of Paid Bank Fees
August 20, 2010 through September 30, 2010

Date	Description	Amount

8/27/2010	DIP Facility Fee (Wells Fargo)	75,000.00
9/1/2010	August Interest of $99,771.46 on LOC, Unused Line Fees of $11,401.49, UCC Filing fees of $275.00 (Wells Fargo)	111,447.95
9/1/2010	August Interest charge on DIP Facility (Wells Fargo)	3,740.98
9/10/2010	Reserve for Purchase Cards held in segregated account (Wells Fargo)	100,000.00
9/13/2010	Bank Service Charge — Client Analysis (Wells Fargo)	9,442.10
9/22/2010	Inventory Appraisal Fee of $14,000, Real Estate Appraisal Fee of $4,170; Prepetition Legal Fees of $4,168.49 (Wells Fargo)	22,338.49
9/27/2010	September Interest of $12,365 (Wells Fargo)	12,365.00

Total		334,334.52

Summary of Bank Escrow for Claimed Fees
August 20, 2010 through September 30, 2010

Date	Description of Claimed Fees	Amount

9/27/2010	Legal Fees (Held in segregated account) of $120,000.00	120,000.00
9/27/2010	Unused Line Fee August 21 through August 31, 2010 (Wells Fargo)	4,045.69
9/27/2010	Unused Line Fee September (Wells Fargo)	15,423.00
9/27/2010	Collateral Exam fees (Wells Fargo	17,470.21
9/27/2010	Termination and Line Reduction fees (Wells Fargo)	1,200,000.00
9/27/2010	Treasury Management Fees (Wells Fargo)	25,000.00

Total		1,381,938.90

CASE NAME: Professional Veterinary Products, LTD
CASE NO.: 10-82436
Detail Sales and Use Tax Payments
August 20, 2010 through September 30, 2010

Date	Payee	Amount

8/20/2010	Ohio State Treasurer	19,024.97
8/20/2010	Pennsylvania Dept of Revenue	9,133.39
8/23/2010	Illinois Department Of Revenue	6,590.00
8/24/2010	Kansas Department of Revenue	5,158.38
8/24/2010	New York Sales Tax Processing	26,759.36
8/24/2010	Jackson Services Inc	5.34
8/25/2010	Nebraska Department Of Revenue	41,000.49
8/25/2010	Nebraska Revenue	32,351.01
8/25/2010	Nebraska Revenue	(86.07)
8/25/2010	Nebraska Revenue	8,811.75
8/26/2010	Kansas Dept of Revenue	5,305.56
8/26/2010	Kansas Dept of Revenue	1,500.00
8/26/2010	Kansas Dept of Revenue	(1,500.00)
8/26/2010	Ohio Sales Tax	19,588.29
8/26/2010	Ohio Sales Tax	(20.29)
8/26/2010	Ohio Sales Tax	(16,181.30)
8/26/2010	Ohio Sales Tax	15,784.78
8/27/2010	Staples Advantage	8.48
8/27/2010	New York State	10,257.40
8/27/2010	New York State	16,501.96
8/30/2010	South Dakota Department of Rev	880.32
8/31/2010	Illinois Department Of Revenue	6,590.00
9/1/2010	Commonwealth of Kentucky	18,371.73
9/3/2010	Staples Advantage	42.64
9/3/2010	Staples Advantage	2.13
9/3/2010	Staples Advantage	3.16
9/7/2010	Illinois Department Of Revenue	6,395.00
9/8/2010	Oklahoma Tax Commission	437.59
9/10/2010	Young Leasing, Inc.	13.75
9/10/2010	Healthcare Computer Corporation	3.60
9/10/2010	Healthcare Computer Corporation	10.73
9/13/2010	Tax Trust Acct	37.06
9/15/2010	Alabama Department of Revenue	12.11
9/15/2010	Arkansas Department of Finance	7,888.00
9/15/2010	Florida Department of Revenue	596.04
9/15/2010	Georgia Department of Revenue	2,841.50
9/15/2010	Illinois Department Of Revenue	6,395.00
9/15/2010	Indiana Department of Revenue	2,940.53
9/15/2010	Iowa Department of Revenue	1,275.00
9/15/2010	Kentucky Dept of Revenue	10,518.06
9/15/2010	Maryland Comptroller	131.85
9/15/2010	Massachusetts Department of Re	1,125.25
9/15/2010	Minnesota Department of Revenue	2,174.00
9/15/2010	Mississippi State Tax Commission	947.00
9/15/2010	New Jersey Sales & Use Tax	1,247.56
9/15/2010	North Carolina Department of R	2,109.41
9/15/2010	Oklahoma Tax Commission	99.75
9/15/2010	Pennsylvania Dept of Revenue	6,976.40
9/15/2010	South Carolina Department of R	2,914.00
9/15/2010	Tennessee Dept Of Revenue	6,189.00
9/15/2010	Texas Comptroller of Public Ac	846.00

Date	Payee	Amount

9/15/2010	West Virginia Department of Re	316.03
9/15/2010	Wisconsin Department of Revenue	8,669.68
9/15/2010	Michigan Department of Treasury	7,761.97
9/15/2010	Tangipahoa Parish School System	52.50
9/15/2010	Livingston Parish School Board	10.26
9/15/2010	Tangipahoa Parish School System	14.70
9/15/2010	Missouri Department Of Revenue	5,553.04
9/15/2010	Tax Trust Acct	9.51
9/15/2010	California Board of Equalization	331.00
9/15/2010	Tangipahoa Parish School System	(21.83)
9/15/2010	Michigan Department of Treasury	(288.36)
9/15/2010	Missouri Department Of Revenue	(273.76)
9/15/2010	Wisconsin Department of Revenue	(18.98)
9/16/2010	Dataflo Consulting	(11.99)
9/16/2010	Dataflo Consulting	11.99
9/17/2010	On Line Imaging	96.95
9/17/2010	Signal 88 Security Group, LLC	3.81
9/17/2010	IBM Corporation	263.49
9/17/2010	ADT Security Services Inc	77.58
9/17/2010	Larue Distributing Inc	3.19
9/17/2010	On Line Imaging	97.06
9/20/2010	Virginia Department of Taxation	8,988.51
9/20/2010	State of Michigan	13,432.00
9/22/2010	Illinois Department Of Revenue	6,395.00
9/23/2010	Laser One	22.72
9/23/2010	Ikon Financial Services	46.92
9/23/2010	Cox Business Services	126.51
9/27/2010	Kansas Department of Revenue	3,956.79
9/27/2010	Nebraska Department Of Revenue	16,568.87
9/27/2010	New York Sales Tax Processing	17,606.64
9/29/2010	South Dakota Department of Revenue	304.39
9/30/2010	Illinois Department Of Revenue	4,593.00

Total		384,706.86

CASE NAME: ProConn, LLC
CASE NO.: 10-82437
Detail Sales and Use Tax Payments
August 19, 2010 through September 30, 2010

			Outstanding
Date	Payee	Amount	Checks	Other

8/19/2010	Alabama Department of Revenue	18.60
8/19/2010	Kentucky State Treasurer	1,486.23
8/19/2010	Mississippi State Tax Commission	200.00
8/19/2010	New York Sales Tax Processing	6,824.00
8/19/2010	South Carolina Department of R	23.00
8/19/2010	Texas Comptroller of Public Ac	80.00
8/19/2010	Oklahoma Tax Commission	240.04
8/24/2010	New Mexico Taxation & Revenue	187.02
8/25/2010	Nebraska Department of Revenue	372.15
8/25/2010	Nebraska Revenue	381.68
9/1/2010	Commonwealth of Kentucky	1,508.85
9/8/2010	Oklahoma Tax Commission	457.09
9/8/2010	Oklahoma Tax Commission	1,627.25
9/15/2010	Arkansas Department of Finance	19.00
9/15/2010	Florida Department of Revenue	8.37
9/15/2010	Iowa Department of Revenue	4,426.00
9/15/2010	Kansas Department of Revenue	139.55
9/15/2010	Kentucky State Treasurer	443.72
9/15/2010	Louisiana Department of Revenue	4.00
9/15/2010	Minnesota Department of Revenue	3,684.00
9/15/2010	Mississippi State Tax Commission	6.00
9/15/2010	New York Sales Tax Processing	2,174.09
9/15/2010	Texas Comptroller of Public Ac	19.00
9/15/2010	West Virginia State Tax Department	58.94
9/15/2010	Michigan Department of Treasury	29.84
9/15/2010	Colorado Department of Revenue	66.52
9/15/2010	Idaho State Tax Commission	76.47
9/15/2010	Virginia Department of Taxation	51.63
9/15/2010	Missouri Department of Revenue	5.60
9/15/2010	Missouri Department of Revenue	127.43
9/15/2010	North Dakota State Tax Commissioner S	114.27
9/15/2010	West Virginia State Tax Department	(55.50)
9/17/2010	Oklahoma Tax Commission	417.63
9/17/2010	Oklahoma Tax Commission	240.10
9/24/2010	New Mexico Taxation & Revenue	83.41
9/27/2010	Indiana Department of Revenue	333.84
9/27/2010	Nebraska Department of Revenue	158.04
9/28/2010	Arizona Department of Revenue	74.03	(74.03)
9/30/2010	Illinois Department of Revenue	7,671.07	(7,671.07)
9/30/2010	California Board of Equalization	44.63
9/30/2010	Illinois Department of Revenue	(316.57)	316.57

Total		33,511.02	(7,428.53)	0.00

CASE NAME: Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC
CASE NO.: 10-82436; 10-82438; 10-82437
Payroll Tax Payment Detail
August 20, 2010 through September 30, 2010

Pay Date	Type	Total Amount	Breakdown Amount

9/3/2010	Federal Income Tax		58,013.09
9/3/2010	Social Security		51,315.53
9/3/2010	Medicare		13,103.92
9/3/2010	Federal Unemployment		18.76
9/3/2010	State Income Tax		18,639.48
9/3/2010	State Unemployment Ins		29.34
9/3/2010	State Unemployment/Disability		167.94
9/3/2010	Workers’ Benefit Fund		0.22
9/3/2010	Local Income Tax		500.99

	Total		141,789.27

9/17/2010	Federal Income Tax		171,191.78
9/17/2010	Social Security		95,535.81
9/17/2010	Medicare		25,490.55
9/17/2010	Federal Unemployment		16.50
9/17/2010	State Income Tax		41,725.65
9/17/2010	State Unemployment Ins		43.06
9/17/2010	State Unemployment/Disability		231.46
9/17/2010	Workers’ Benefit Fund		—
9/17/2010	Local Income Tax		506.89

	Total		334,741.70

9/24/2010	Federal Income Tax		48,777.63
9/24/2010	Social Security		29,459.87
9/24/2010	Medicare		7,708.35
9/24/2010	Federal Unemployment		5.09
9/24/2010	State Income Tax		12,609.65
9/24/2010	State Unemployment Ins		13.86
9/24/2010	State Unemployment/Disability		32.59
9/24/2010	Workers’ Benefit Fund		—
9/24/2010	Local Income Tax		379.72

	Total		98,986.76

Total	Federal Income Tax		277,982.50
Total	Social Security		176,311.21
Total	Medicare		46,302.82
Total	Federal Unemployment		40.35
Total	State Income Tax		72,974.78
Total	State Unemployment Ins		86.26
Total	State Unemployment/Disability		431.99
Total	Workers’ Benefit Fund		0.22
Total	Local Income Tax		1,387.60

	Total		575,517.73

CASE NAME: Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC
CASE NO.: 10-82436; 10-82438; 10-82437
Summary of Officer Payments
August 20, 2010 through September 30, 2010

Officer	Pay Date	Base Pay	Net Pay

Steve Price	8/20/2010	15,284.62	9,887.35
Steve Price	9/3/2010	15,284.62	9,887.35
Steve Price	9/17/2010	15,284.62	10,192.56

Total Steve Price		45,853.86	29,967.26

Jamie Meadows	8/20/2010	7,307.70	4,608.68
Jamie Meadows	9/3/2010	7,307.70	4,608.69
Jamie Meadows	9/17/2010	7,307.70	4,800.16

Total Jamie Meadows		21,923.10	14,017.53

Total Officer Payments		67,776.96	43,984.79

CASE NAME: Professional Veterinary Products, LTD; Exact Logistics, LLC; ProConn, LLC
CASE NO.: 10-82436; 10-82438; 10-82437
Summary of Board of Director Payments
August 20, 2010 through September 30, 2010

Name	Date of Service	Paid Date	Amount

Dr Donald Fogle	8/24/2010	9/17/2010	$200.00
Dr Scott Shuey	8/24/2010	9/17/2010	$200.00
Dr Sam Morris	8/24/2010	9/17/2010	$200.00
Dr Tom Wakefield	8/24/2010	9/17/2010	$200.00
Dr Vicky Wilkey	8/24/2010	9/17/2010	$200.00
Dr James Hoffman	8/24/2010	9/17/2010	$200.00
Dr Rhonda Lee Pierce	8/24/2010	9/17/2010	$200.00
Don Janezic	8/24/2010	9/17/2010	$200.00

Total			$1,600.00

Dr Donald Fogle	8/31/2010	9/17/2010	$200.00
Dr Scott Shuey	8/31/2010	9/17/2010	$200.00
Dr Sam Morris	8/31/2010	9/17/2010	$200.00
Dr Tom Wakefield	8/31/2010	9/17/2010	$200.00
Dr Vicky Wilkey	8/31/2010	9/17/2010	$200.00
Dr James Hoffman	8/31/2010	9/17/2010	$200.00
Dr Rhonda Lee Pierce	8/31/2010	9/17/2010	$200.00

Total			$1,400.00

Dr Donald Fogle	9/9/2010	9/17/2010	$200.00
Dr Scott Shuey	9/9/2010	9/17/2010	$200.00
Dr Sam Morris	9/9/2010	9/17/2010	$200.00
Dr Tom Wakefield	9/9/2010	9/17/2010	$200.00
Dr Vicky Wilkey	9/9/2010	9/17/2010	$200.00
Dr James Hoffman	9/9/2010	9/17/2010	$200.00
Dr Rhonda Lee Pierce	9/9/2010	9/17/2010	$200.00
Don Janezic	9/9/2010	9/17/2010	$200.00

Total			$1,600.00

Total			$4,600.00